UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 26, 2017

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street, San Jose, California		95110
(Address of principal executive offices)		(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 2.02:	Results of Operations and Financial Condition.

On April 26, 2017, SJW Group (the “Corporation”) announced its financial results for the quarter ended March 31, 2017. A copy of the press release announcing the financial results is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 5.07:	Submission of Matters to a Vote of Security Holders.

At the Corporation's 2017 annual meeting of stockholders held on April 26, 2017, the following proposals were approved by the stockholders: (i) the election of nine nominees listed in the proxy statement to serve on the Board of Directors of the Corporation, (ii) the compensation of the named executive officers as disclosed in the proxy statement, on an advisory basis, (iii) the frequency of “every one year” to hold stockholder vote to approve the compensation of the named executive officers, on an advisory basis, and (iv) the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for 2017, each by the votes set forth below:

Proposal 1: Election of Directors:

Name of Director	For	Against	Abstain	Broker Non-Votes
Katharine Armstrong	15,665,534	261,475	22,151	3,143,462
Walter J. Bishop	15,491,058	435,147	22,955	3,143,462
Douglas R. King	15,758,502	165,578	25,080	3,143,462
Gregory P. Landis	15,725,285	189,928	33,947	3,143,462
Debra C. Man	15,419,014	503,560	26,586	3,143,462
Daniel B. More	15,666,747	253,868	28,545	3,143,462
George E. Moss	15,020,078	905,322	23,760	3,143,462
W. Richard Roth	15,719,718	199,227	30,215	3,143,462
Robert A. Van Valer	15,772,920	153,293	22,947	3,143,462

Proposal 2: Approval, on an advisory basis, of the compensation of the named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
15,387,874	473,956	87,330	3,143,462

Proposal 3: Approval, on an advisory basis, as to whether the advisory stockholder vote to approve the compensation of the named executive officers should occur every year, once every two years or once every three years:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
13,678,269	59,479	2,170,747	40,665	3,143,462

In light of the stockholder vote on Proposal 3, the Corporation will include an advisory stockholder vote on the compensation of the named executive officers in its proxy materials once every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers.

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
18,972,250	53,495	66,877	0

Item 9.01:	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by SJW Group, dated April 26, 2017 announcing the 2017 First Quarter Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: April 26, 2017	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer

Exhibit Number	Description of Document

99.1	Press Release issued by SJW Group, dated April 26, 2017 announcing the 2017 First Quarter Financial Results.